UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 14, 2003
                                                  ------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Alternative Loan Trust 2003-7 Mortgage Pass-Through Certificates, Series 2003-7)

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-106982          06-1204982
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State or other jurisdiction of       (Commission        (IRS Employer
       incorporation)                File Number)     Identification No.)


1285 Avenue of the Americas, New York, New York                 10019
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
                                                         -----------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    Other Events

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Alternative Loan Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials, Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------------                        -----------

         99.1 Computational Materials prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                         Alternative Loan Trust 2003-7 Mortgage
                                         Pass Through Certificates, Series
                                         2003-7

         99.2 Collateral and Structural Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Alternative Loan Trust 2003-7 Mortgage Pass Through Certificates, Series 2003-7

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORTGAGE ASSET SECURITIZATION
                                       TRANSACTIONS, INC.


October 16, 2003

                                       By:  /s/ Glenn McIntyre
                                            ------------------------------------
                                            Name:  Glenn McIntyre
                                            Title:    Associate Director



                                       By:  /s/ Steve Warjanka
                                            ------------------------------------
                                            Name:  Steve Warjanka
                                            Title:    Associate Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

99.1            Computational Materials prepared by UBS                E
                Securities LLC in connection with certain classes of the MASTR Alternative Loan
                Trust 2003-7 Mortgage Pass-Through
                Certificates, Series 2003-7

99.2            Collateral and Structural Term Sheets                  E
                prepared by UBS Securities LLC in
                connection with certain classes of the
                MASTR Alternative Loan Trust 2003-7
                Mortgage Pass-Through Certificates, Series
                2003-7

                                      -2-